






                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                              FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)      April 11, 1995


                       UNITED DOMINION REALTY TRUST, INC.

             (Exact name of registrant as specified in its charter)



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
               Virginia                        1-10524                   54-0857512
 (State or other jurisdiction of             (Commission              (I.R.S. Employer
  incorporation of organization)             File Number)            Identification No.)

           10 South Sixth Street, Suite 203, Richmond, Virginia  23219-3802
                        (Address of principal executive offices)


 Registrant's telephone number, including area code    (804) 780-2691




                                   NO CHANGE
           (Former name or former address, if change since last report)


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 ITEM 5.   OTHER EVENTS

      During 1994, United Dominion Realty Trust, Inc. and its wholly owned subsidiaries acquired 47 apartment communities containing 11,433 units at a total cost of $409.3 million, including closing costs. Unaudited pro forma results of operations for the year ended December 31, 1994 are included herein and such pro forma results assume the acquisition of 41 apartment communities containing 9,749 units at a total cost of $350.3 million, including closing costs, at the beginning of the year.

      The unaudited information is not necessarily indicative of what the consolidated results of operations would have been for United Dominion Realty Trust, Inc. if the acquisitions had occurred at the beginning of the period presented. Additionally, the pro forma information does not purport to be indicative of United Dominion Realty Trust, Inc.'s consolidated results of operations for future periods.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS

           Description                        Location

 (a)       Pro Forma Financial Information    3 through 4
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                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

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                                                                  ACQUISITIONS
                                                                   PREVIOUSLY
                                                                  REPORTED ON
                                                                FORMS 8-K DATED
                                                                APRIL 15, 1994,
                                                                 MAY 17, 1994,
                                                                 MAY 26, 1994,
                                                             SEPTEMBER 1, 1994 AND      PRO FORMA          PRO
                                              HISTORICAL      OCTOBER 14, 1994 (1)     ADJUSTMENTS        FORMA
STATEMENT OF OPERATIONS

INCOME
Property operations:
  Rental Income                                $139,972            $27,128                                $167,100
  Property expenses:
      Utilities                                  11,206              2,019                                  13,225
      Repairs & maintenance                      21,216              4,205                                  25,421
      Real estate taxes                           9,658              2,296                                  11,954
      Property management                         4,645              1,304                ($328)(2)          5,621
      Other operating expenses                   11,924              3,629                 (277)(3)         15,276
      Depreciation of real estate owned          29,049                                   4,514 (4)         33,563
                                                 87,698             13,453                3,909            105,060
Income from property operations                  52,274             13,675               (3,909)            62,040
Interest income                                     756                                    (111)(5)            645
                                                 53,030             13,675               (4,020)            62,685

EXPENSES
  Interest                                       28,303                                   7,649 (6)         35,952
  General and administrative                      5,021                                                      5,021
  Other depreciation and amortization               588                                                        588
                                                 33,912                  0                7,649             41,561
Income before gains (losses) on investments
    and extraordinary item                       19,118             13,675              (11,669)            21,124

Gains (losses) on sale of investments               108                                                        108
Income before extraordinary item                 19,226             13,675              (11,669)            21,232
Extraordinary item - early extinguishment of
  debt                                              (89)                                                       (89)
Net income                                      $19,137            $13,675             ($11,669)           $21,143

Net income per share                              $0.41                                                      $0.42

Distributions declared per share                  $0.78                                                      $0.78


Weighted average number of shares outstanding     46,182              4,022                                  50,204
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See accompanying notes.









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                 UNITED DOMINION REALTY TRUST, INC.

   NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


 1.   Amounts appearing under the column entitled "Acquisitions
      Previously Reported on Forms 8-K dated April 15, 1994, May
      17, 1994, May 26, 1994, September 1, 1994 and October 14,
      1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange
      Commission by United Dominion Realty Trust, Inc. on Forms 8-K
      ("the Previously Reported Acquisitions") dated April 15, 1994,
      May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994.

 2. To record the net decrease in property management fees for the Previously Reported Acquisitions. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income.

 3. To record the net decrease in insurance expense to reflect that United Dominion Realty Trust, Inc. insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition previously reported to the Securities and Exchange
      Commission on Form 8-K dated May 26, 1994.

 4.   To record depreciation expense on the Previously Reported
      Acquisitions. Depreciaition is computed on a straight line basis over the estimated useful lives of the related assets which range from 15 to 35 years.

 5. Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on Form 8-K dated May 26, 1994), Regatta Shores Apartments (as previously reported on Form 8-K dated September 1, 1994), Mediterranean Village Apartments, Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments (as previously reported on Form 8-K dated October 14,
      1994), at assumed interest rates in effect at the time of each respective acquisition.

 6. To record interest expense on bank debt and tax exempt bonds used to finance the Previously Reported Acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition.



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 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED DOMINION REALTY TRUST, INC.



 Date:          April 11, 1995
                                        James Dolphin, Senior Vice President
                                        Chief Financial Officer




 Date:          April 11, 1995
                                        Jerry A. Davis, Vice President
                                        Corporate Controller